UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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DNP Select Income Fund Inc.

Duff & Phelps Utility and Infrastructure Fund Inc.

DTF Tax-Free Income 2028 Term Fund Inc.

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DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

200 S. Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

March 6, 2023

The annual meeting of shareholders of each of DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”) and DTF Tax-Free Income 2028 Term Fund Inc. (“DTF” and, together with DNP and DPG, the “Funds”) will be held on March 6, 2023 at 1:00 p.m., Eastern Time, conducted solely online via webcast.

Shareholders will be able to attend and participate in the annual meeting online, vote electronically and submit questions prior to and during the meeting by visiting https://meetnow.global/MWCCUZ6 on the meeting date and at the time noted above and described in the accompanying proxy statement. To participate in the annual meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the annual meeting.

The annual meeting will be held to:

1.	Elect directors of each Fund in the following manner:

a.	Elect Mareilé B. Cusack and David J. Vitale as directors of DNP by the holders of DNP’s common stock;

b.	Elect Geraldine M. McNamara as a director of DNP by the holders of DNP’s preferred stock;

c.	Elect Mareilé B. Cusack and David J. Vitale as directors of DPG by the holders of DPG’s common and preferred stock, voting together as a single class;

d.	Elect Geraldine M. McNamara as a director of DPG by the holders of DPG’s preferred stock;

e.	Elect Mareilé B. Cusack and David J. Vitale as directors of DTF by the holders of DTF’s common and preferred stock, voting together as a single class;

f.	Elect Geraldine M. McNamara as a director of DTF by the holders of DTF’s preferred stock; and

2.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on December 9, 2022 are entitled to vote at the meeting.

For the Board of Directors of each of the Funds,

JENNIFER S. FROMM, Secretary

January 13, 2023

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE JOINT MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, ONE OR MORE OF THE FUNDS WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE VOTE YOUR PROXY IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 6, 2023: The proxy statement for the 2023 annual meeting, the form of proxy card and the annual report for the most recently ended fiscal year are available to DNP shareholders at www.dpimc.com/dnp, to DPG shareholders at www.dpimc.com/dpg and to DTF shareholders at www.dpimc.com/dtf. There is no physical location for the annual meeting so you cannot attend in person. If you have questions regarding how to access the virtual meeting, please contact the administrator for DNP and DTF at (833) 604-3163 (toll-free) or fa@rwbaird.com or the administrator for DPG at (866) 270-7598 (toll-free) or duff@virtus.com.

JOINT PROXY STATEMENT

The board of directors (the “Board”) of each of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”) and DTF Tax-Free Income 2028 Term Fund Inc. (“DTF” and, together with DNP and DPG, the “Funds”) is soliciting proxies from the shareholders of each Fund for use at the joint annual meeting of shareholders to be held on Monday, March 6, 2023 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting at the meeting or by written notice to the applicable Fund or delivery of a later-dated proxy.

The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund virtually present at the meeting objects to the holding of a joint meeting, raises a reasonable basis for the objection, and moves for an adjournment of such Fund’s meeting to a time immediately after the meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

Summary of Proposals to Be Voted Upon

Proposal		Fund and Classes of Shareholders Entitled to Vote
1a.	Election of Mareilé B. Cusack and David J. Vitale as directors of DNP	DNP common stock
1b.	Election of Geraldine M. McNamara as a director of DNP	DNP preferred stock
1c.	Election of Mareilé B. Cusack and David J. Vitale as directors of DPG	DPG common and preferred stock
1d.	Election of Geraldine M. McNamara as a director of DPG	DPG preferred stock
1e.	Election of Mareilé B. Cusack and David J. Vitale as directors of DTF	DTF common and preferred stock
1.f	Election of Geraldine M. McNamara as a director of DTF	DTF preferred stock

Shareholders of record of each Fund at the close of business on December 9, 2022 are entitled to notice of and to participate in the meeting. On the record date: DNP had 354,854,867 shares of common stock outstanding and 2,070 shares of preferred stock outstanding, DPG had 38,115,078 shares of common stock outstanding and 1,600,000 shares of preferred stock outstanding and DTF had 7,029,567 shares of common stock outstanding and 400 shares of preferred stock outstanding. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. Each share of preferred stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one vote on each other matter.

This proxy statement is first being mailed on or about January 13, 2023. The Funds will bear the cost of the annual meeting and this proxy solicitation. Total costs for the annual meeting and proxy solicitation, including printing and mailing proxy materials, are estimated at $260,000, and will be charged to the respective Funds based on their proportion of shareholder accounts except where another alternative allocation methodology is deemed more appropriate.

1. ELECTION OF DIRECTORS

The Board of each Fund is responsible for the overall management and operations of that Fund. As of the date of this joint proxy statement, the Board of each Fund is comprised of five directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director of the Funds, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

Election of DNP Director (Proposal 1a. and 1b.)

At the meeting, holders of DNP common stock are entitled to elect one director for a term ending in 2026 (Ms. Cusack is the nominee for that term) as well as one director for a term ending in 2025 (Mr. Vitale is the nominee for that term) and the holders of DNP preferred stock are entitled to elect one director for a term ending in 2026 (Ms. McNamara is the nominee for that term). If elected, Ms. Cusack and Ms. McNamara will serve until the annual meeting of shareholders in 2026 and until their respective successors are elected and qualified, and Mr. Vitale will retire following the annual meeting of shareholders in 2025, pursuant to the Funds’ director retirement policy. A plurality of votes cast at the meeting by the holders of DNP common stock as to the directors representing the common stock is necessary to elect those directors. A plurality of votes cast at the meeting by the holders of DNP preferred stock as to the director representing the preferred stock is necessary to elect that director. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DPG Director (Proposal 1c. and 1.d.)

At the meeting, holders of DPG common and preferred stock, voting as a single class, are entitled to elect one director for a term ending in 2026 (Ms. Cusack is the nominee for that term) as well as one director for a term ending in 2025 (Mr. Vitale is the nominee for that term) and the holders of DPG preferred stock are entitled to elect one director for a term ending in 2026 (Ms. McNamara is the nominee for that term). If elected, Ms. Cusack and Ms. McNamara will serve until the annual meeting of shareholders in 2026 and until their respective successors are elected and qualified, and Mr. Vitale will retire following the annual meeting of shareholders in 2025, pursuant to the Funds’ director retirement policy. A plurality of votes cast at the meeting by the holders of DPG common and preferred stock, voting as a single class, as to the directors representing the common and preferred stock is necessary to elect those directors. A plurality of votes cast at the meeting by the holders of DPG preferred stock as to the director representing the preferred stock is necessary to elect that director. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DTF Directors (Proposal 1e. and 1f.)

At the meeting, holders of DTF common and preferred stock, voting as a single class, are entitled to elect one director for a term ending in 2026 (Ms. Cusack is the nominee for that term) as well as one director for a term ending in 2025 (Mr. Vitale is the nominee for that term) and the holders of DTF preferred stock are entitled to elect one director for a term ending in 2026 (Ms. McNamara is the nominee for that term). If elected, Ms. Cusack and Ms. McNamara will serve until the annual meeting of shareholders in 2026 and until their respective successors are elected and qualified, and Mr. Vitale will retire following the annual meeting of shareholders in 2025, pursuant to the Funds’ director retirement policy. A plurality of votes cast at the meeting by the holders of DTF common and preferred stock, voting as a single class, as to the directors representing the common and preferred stock is necessary to elect those directors. A plurality of votes cast at the meeting by the holders of DTF preferred stock as to the director representing the preferred stock is necessary to elect that director. Abstentions and broker-non-votes will be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Biographical Information about Nominees and Continuing Directors

Set forth in the table below are the names and certain biographical information about the nominees for the position of director and the continuing directors of the Funds. Except as noted:

•	all of the directors are elected to the DNP Board by the holders of DNP common stock voting as a separate class;

•	all of the directors are elected to the DPG Board by the holders of DPG common and preferred stock voting as a single class; and

•	all of the directors are elected to the DTF Board by the holders of DTF common and preferred stock voting as a single class;.

All of the directors of the Funds (including the director nominees) are classified as independent directors because none of them are “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”). Each of the current directors formerly served on the Board of Directors of Duff & Phelps Utility and Corporate Bond Trust Inc. until its merger into DNP in March 2021. The term “Fund Complex” refers to the Funds and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years
Nominees—Independent Directors

Mareilé B. Cusack Age: 64	Nominee for Director	Nominee for a term expiring in 2026	General Counsel, Ariel Investments, LLC (registered investment adviser) 2008-January 2023 (Chief Privacy Officer 2019-January 2023, Senior Vice President 2012-January 2023, Anti-Money Laundering Officer 2010-January 2023 and Vice President 2007-2012); Vice President, Ariel Investment Trust (mutual fund complex) 2008-February 2023 (Anti-Money Laundering Officer 2010-February 2023, Secretary 2014-February 2023 and Assistant Secretary 2008-2014); Vice President, General Counsel, Secretary and Anti-Money Laundering Officer, Ariel Distributors, LLC (registered broker-dealer) 2008-January 2023; Vice President and General Counsel, Ariel Alternatives,	3

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years
LLC (registered investment adviser), Project Black Management Co. (relying adviser) and Ariel GP Holdco, managing member to Project Black, LP (private fund) 2021-January 2023; Vice President and Associate General Counsel, Chicago Stock Exchange March-October 2007 (Chief Enforcement Counsel 2004-2007); Chief Legal Officer, Illinois Gaming Board 1995-2001; Branch Chief, Branch of Interpretations and Small Offering Issuers, Chicago Regional Office, U.S. Securities and Exchange Commission 1991-1995 (Staff Attorney, Enforcement Division, 1988-1991)

Ms. Cusack was nominated to serve on the Board because of her extensive knowledge of asset management and mutual fund operations and strategy gained from her experience as a general counsel and officer of an asset management company, as an officer for a related registered mutual fund complex and her prior work experience at state and federal regulatory agencies, including the U.S. Securities and Exchange Commission.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years
Nominees—Independent Directors

Geraldine M. McNamara(1)(2)(3) Age: 71	Director	Nominee for a term expiring in 2026; Director of DNP since 2009, of DPG since 2011 and of DTF since 2003	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982-2006	106

	Ms. McNamara was selected to serve on the Board because her experience of advising individuals on their personal financial management has given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds.

David J. Vitale Age: 76	Director and Chairman of the Board	Nominee for a term expiring in 2025; Director of DNP since 2000, of DPG since 2011 and of DTF since 2005	Chairman of the Board of DNP and DTF since 2009 and DPG since 2011; Advisor, Ariel Investments, LLC 2019-2021; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation	3	Director, Ariel Alternatives, LLC; Director, United Airlines Holdings, Inc. (airline holding company) 2006-May 2022; Director, Ariel Investments, LLC 2001-2021; Wheels, Inc. (automobile fleet management) 2001-2021; and Chairman, Urban Partnership Bank 2010-2019

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years
1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)

Mr. Vitale was selected to serve on the Board because of his extensive experience as an executive in both the private and public sector, his experience serving as a director of other public companies and his knowledge of financial matters, capital markets, investment management and the utilities industry.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years

Continuing Directors—Independent Directors

Donald C. Burke(1)(2)(3) Age: 62	Director	Term expires 2024; Director of DNP, DPG and DTF since 2014.	Private investor since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	99	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

	Mr. Burke was selected to serve on the Board because of his extensive experience with mutual funds, including as president and chief executive officer of a major fund complex, and subsequently as an independent trustee of another major fund complex, and because of his knowledge of the utility industry derived from his service on the board of a public company involved in the production, transmission and distribution of energy.

Philip R. McLoughlin Age: 76	Director	Term expires 2025; Director of DNP since 2009, of DPG since 2011 and of DTF since 1996	Private investor since 2010	106	Chairman of the Board, Lazard World Trust Fund (closed-end fund) 2010-2019 (Director 1991-2019)

	Mr. McLoughlin was selected to serve on the Board because of his understanding of asset management and mutual fund operations and strategy gained from his experience as chief executive officer of an asset management company and chief investment officer of an insurance company.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director During Past 5 Years

Eileen A. Moran Age: 68	Director and Vice Chairperson of the Board	Term expires 2024; Director of DNP since 2008, of DPG since 2011 and of DTF since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	3

	Ms. Moran was selected to serve on the Board because of her experience in managing a large portfolio of assets, a significant portion of which were invested in the electric and natural gas utility industry.

(1)	Elected (or nominated to be elected) to the DNP Board by the holders of DNP preferred stock, voting as a separate class.
(2)	Elected (or nominated to be elected) to the DPG Board by the holders of DPG preferred stock, voting as a separate class.
(3)	Elected (or nominated to be elected) to the DTF Board by the holders of DTF preferred stock, voting as a separate class.

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Funds is for the Chairman of the Board to be an independent director, in order to provide strong, independent oversight of each Fund’s management and affairs, including each Fund’s risk management function. Accordingly, while the Chief Executive Officer of the Funds may be elected to serve on the Board, he or she will not normally be eligible to serve as Chairman of the Board. The independent Chairman of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chairman of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and the Funds’ management and is available for consultation with the Funds’ management between Board meetings. The Board has four standing committees, which are described below: the executive committee, the audit committee, the contracts committee, and the nominating and governance committee.

The executive committee of the Board is currently comprised of Mr. Vitale (Chairman), Mr. Burke, Ms. McNamara and Ms. Moran, and has authority, with certain exceptions, to exercise the powers of the Board between Board meetings.

The audit committee of the Board is currently comprised of all independent directors of the Funds (Mr. Burke, Chairman) and makes recommendations regarding the selection of each Fund’s independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit and assists the Board in overseeing each Fund’s accounting, auditing, financial reporting and internal control functions.

The contracts committee of the Board is currently comprised of all independent directors of the Funds (Ms. Moran, Chairperson) and makes recommendations regarding each Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

The nominating and governance committee of the Board is currently comprised of all independent directors of the Funds (Ms. McNamara, Chairperson) and selects nominees for election as directors, recommends individuals to be appointed by the Board as officers of the Funds and members of Board committees and makes recommendations regarding other Fund governance and Board administration matters. The committee also oversees the Board’s continuing education program, which includes quarterly presentations for directors covering a variety of topics, including, among other topics, (i) the industries and types of investments in which the Funds invests, (ii) investment techniques utilized by the Funds, (iii) current developments in securities law and the mutual fund industry, (iv) best practices in corporate and mutual fund governance and (v) enterprise risk management, cybersecurity, and other emerging issues.

In addition to the four standing committees, the DNP Board also has a special committee called the ATM committee, which is comprised of the members of the executive committee of the DNP Board (Mr. Vitale (Chairman), Mr. Burke, Ms. McNamara and Ms. Moran) and is responsible for certain oversight functions in connection with DNP’s ongoing “at-the-market” (“ATM”) offering program.

During DNP’s fiscal year ended October 31, 2022, the DNP Board met five times and acted twice by written consent; the DNP audit committee met three times; the DNP nominating and governance committee met four times and acted once by written consent; the DNP contracts committee met two times; the DNP executive committee did not meet or act by written consent; and the DNP ATM committee did not meet or act by written consent. During DPG’s fiscal year ended October 31, 2022, the DPG Board met five times and acted twice by written consent; the DPG audit committee met three times; the DPG nominating and governance committee met four times and acted once by written consent; the DPG contracts committee met two times; and the DPG executive committee did not meet or act by written consent. During DTF’s fiscal year ended October 31, 2022, the DTF Board met five times and acted three times by written consent; the DTF audit committee met three times; the DTF nominating and governance committee met four times and acted twice by written consent; the DTF contracts committee met three times; and the DTF executive committee did not meet or act by written consent. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Risk Oversight. The audit committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages each Fund’s major financial risk exposures. The contracts committee charter provides that in assessing whether each Fund’s investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Adviser and each Fund’s administrator, respectively. In addition, the audit committee and the full Board receive periodic reports on enterprise risk management from the chief risk officer of the Adviser.

Nomination of Directors. The nominating and governance committee acts under a written charter that was most recently amended on December 17, 2020. A copy of the charter is available on each Fund’s website at www.dpimc.com/dnp, www.dpimc.com/dpg and www.dpimc.com/dtf and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Funds’ current directors, the Funds’ officers, the Funds’ shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Funds, who will forward the recommendations to the committee for consideration. See also “Shareholder Proposals and Nominations” under “Other Information” below.

Criteria for Director Nominations. The goal of the Funds is to have a board of directors comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Funds invest) that will enable them to constructively review, advise and guide management of the Funds. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Funds’ needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Funds;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Funds and their shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Diversity, Equity and Inclusion. In selecting nominees for the position of director, and in appointing officers of the Funds, the nominating and governance committee is required by its charter to consider and seek out candidates who are women or members of racial or ethnic minority groups in order to help promote diversity, equity and inclusion among the members of the Board and the officers of the Funds.

Retirement Policy. The bylaws of the Funds establish a mandatory retirement age of 78 for directors of the Funds. Specifically, no person who has attained the age of 78 years is eligible for election or reelection as a director, and no incumbent director who attains the age of 78 years is qualified to continue serving as a director following the adjournment of the next succeeding annual meeting of shareholders, and therefore his or her service on the Board will automatically terminate at such time. None of the director nominees or directors whose terms will continue after the annual meeting are 78 years or older as of the date of this proxy statement or will be 78 years or older as of the scheduled date of the annual meeting.

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the Board held in connection with the annual meeting of shareholders. The officers receive no compensation from the Funds, but are also employees or officers of the Adviser or a Fund administrator, or are employees of an affiliate of the Adviser, and receive compensation in such capacities. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
David D. Grumhaus, Jr. Age: 56	President and Chief Executive Officer of DNP, DPG and DTF since 2021	President and Chief Investment Officer of the Adviser since 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Manager 2014-2020)

W. Patrick Bradley, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 50	Vice President and Assistant Treasurer of DPG since 2011	Executive Vice President, Fund Services, Virtus Investment Partners, Inc. since 2016 (Senior Vice President 2010–2016); various officer positions, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2004; various officer positions of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc. since 2006; Director, Virtus Global Funds, plc since 2013; Member, BNY Mellon Asset Servicing Client Advisory Board since 2022

Eric J. Elvekrog, CFA, CPA Age: 57	Vice President and Chief Investment Officer of DPG since 2016 (Portfolio Manager 2011-2016)	Senior Managing Director of the Adviser since 2015 (Vice President 2001-2014; Assistant Vice President 1996-2001; Analyst 1993-1996)

Jennifer S. Fromm Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 49	Vice President and Secretary of DNP, DPG and DTF since 2020	Vice President since 2016 and Senior Counsel, Legal since 2007 and various officer positions since 2008, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kathleen L. Hegyi Age: 55	Chief Compliance Officer since October 2022	Managing Director, Chief Compliance Officer of the Adviser since August 2022; Senior Compliance Officer, William Blair & Company, L.L.C. 2010-2022

Connie M. Luecke, CFA Age: 64	Vice President and Chief Investment Officer of DNP since 2018	Senior Managing Director of the Adviser since 2015 (Senior Vice President 1998-2014; Managing Director 1996-1998; various positions with an Adviser affiliate 1992-1995); Portfolio Manager, Virtus Total Return Fund Inc. since 2011; Portfolio Manager, Virtus Duff & Phelps Global Infrastructure Fund since 2004

Alan M. Meder, CFA, CPA Age: 63	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DNP since 2011 (Assistant Treasurer 2010-2011); Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DPG since 2011; Treasurer of DTF since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Treasurer, Duff & Phelps Utility and Corporate Bond Trust Inc. 2000-2021 and Principal Financial and Accounting Officer and Assistant Secretary 2002-2021

Daniel J. Petrisko, CFA Age: 62	Executive Vice President of DNP since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-2021, Vice President 2015-2016); Executive Vice President of DPG since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-2021); Executive Vice President of DTF since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-2021)	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014-2017, Senior Vice President 1997-2014; Vice President 1995-1997); Chief Investment Officer, Duff & Phelps Utility and Corporate Bond Trust Inc. 2004-2021, Senior Vice President 2017-2021 and Assistant Secretary 2015-2021 (Vice President 2000-2016; Portfolio Manager 2002-2004)

Timothy P. Riordan Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 58	Vice President of DNP and DTF since January 2023	Senior Vice President, Fund Administration, Robert W. Baird Co. Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L Lyons, LLC 2018-2019 (Vice President 1998-2018)

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald H. Schwartz Virtus Investment Partners, Inc. 301 East Pine Street, Suite 500 Orlando, FL 32801 Age: 66	Vice President of DTF since July 2022	Senior Portfolio Manager of the Adviser since July 2022; Managing Director and Senior Portfolio Manager of Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (and predecessor firms) since 2011; Portfolio Manager of Virtus Seix Investment Grade Tax-Exempt Bond Fund (and predecessor funds) since 1992, Virtus Seix High Grade Municipal Bond Fund (and predecessor funds) since 1994, Virtus Seix Tax-Exempt Bond Fund since 2022 and Virtus Short-Term Municipal Bond Fund 2011-2022; managed municipal bond investments since 1988

Dusty L. Self Virtus Investment Partners, Inc. 301 East Pine Street, Suite 500 Orlando, FL 32801 Age: 55	Vice President of DTF since July 2022	Senior Portfolio Manager of the Adviser since July 2022; Managing Director and Senior Portfolio Manager of Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (and predecessor firms) since 2011; Portfolio Manager of Virtus Seix Investment Grade Tax-Exempt Bond Fund since 2018, Virtus Seix High Grade Municipal Bond Fund since 2018, Virtus Seix Tax-Exempt Bond Fund since 2022 and Virtus Short-Term Municipal Bond Fund 2011-2022; managed municipal bond investments since 1992

Nikita K. Thaker Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 44	Vice President and Assistant Treasurer of DPG since 2018	Vice President and Closed-End Fund Controller, Virtus Investment Partners, Inc. since 2021 (Assistant Vice President—Mutual Fund Accounting & Reporting, 2015 to 2021; Director 2011-2015); various officer positions, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2015; Vice President, Controller and Assistant Treasurer, Virtus Closed-End Funds and Virtus Closed-End Funds II since 2021 (Assistant Treasurer 2017-2021)

Dianna P. Wengler Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 62	Vice President of DNP since 2006 and Assistant Secretary since 1988 (Assistant Vice President 2004-2006); Vice President and Assistant Secretary of DTF since 2014	Senior Vice President and Director—Fund Administration, Robert W. Baird & Co. Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L. Lyons, LLC 2016-2019 (Vice President 1990-2015); Vice President, Duff & Phelps Utility and Corporate Bond Trust Inc. 2014-2021

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of October 31, 2022, (i) in DNP, (ii) in DPG, (iii) in DTF and (iv) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Funds, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

	Dollar Range of Equity Securities Owned in DNP	Dollar Range of Equity Securities Owned in DPG	Dollar Range of Equity Securities Owned in DTF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Donald C. Burke	$50,001–$100,000	$10,001–$50,000	$10,001–$50,000	Over $100,000
Mareilé B. Cusack	None	None	None	None
Philip R. McLoughlin	Over $100,000	$50,001–$100,000	$10,001–$50,000	Over $100,000
Geraldine M. McNamara	Over $100,000	$50,001–$100,000	$50,001–$100,000	Over $100,000
Eileen A. Moran	Over $100,000	$50,001–$100,000	$50,001–$100,000	Over $100,000
David J. Vitale	Over $100,000	$50,001–$100,000	None	Over $100,000

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of October 31, 2022, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

The following table sets forth the aggregate compensation paid to each director by each Fund with respect to its most recently completed fiscal year and by the Fund Complex with respect to the fiscal year ended October 31, 2022.

COMPENSATION TABLE(1)

Name of Director	Aggregate Compensation from DNP	Aggregate Compensation from DPG	Aggregate Compensation from DTF	Aggregate Compensation from Other Funds in Fund Complex(2)	Total Compensation from Fund Complex Paid to Directors(2)
Independent Directors
Donald C. Burke	$79,186	$12,840	$2,974	$340,000	$435,000
Philip R. McLoughlin	72,518	11,759	2,723	555,625	642,625
Geraldine M. McNamara	79,185	12,841	2,974	370,000	465,000
Eileen A. Moran	79,185	12,840	2,975	—	95,000
David J. Vitale	114,189	18,519	4,292	—	137,000

(1)

Because each director serves as a director of each of DNP, DPG and DTF, directors receive a single set of fees as remuneration for their service to all four funds: (i) each director not affiliated with the Adviser receives a retainer fee of $90,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; and (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year. Directors and officers affiliated with the Adviser receive no compensation from the Funds for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Funds or the Adviser or affiliated with a Fund administrator are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Funds do not have a pension or retirement plan applicable to their directors or officers.

(2)

Please refer to the table on the preceding pages for the number of investment companies in the Fund Complex overseen by each director. As noted in the table, in addition to DNP, DPG and DTF, Mr. Burke, Mr. McLoughlin and Ms. McNamara respectively oversee 99, 106 and 106 additional funds that are advised by affiliates of Virtus.

The Board of each of the Funds, including all of the independent directors, unanimously recommends a vote “FOR” the election of the two nominees for director named above.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

OTHER INFORMATION

The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for each Fund. The address of the Adviser is 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. The Adviser (together with its predecessor) has been in the investment management business for more than 75 years and, as of December 31, 2022, had approximately $12.01 billion in client accounts under discretionary management. The Adviser is an indirect, wholly-owned subsidiary of Virtus, a public company whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.”

The Administrators. Robert W. Baird & Co. Incorporated (“Baird”) serves as administrator of DNP and DTF. The address of Baird is 500 West Jefferson Street, Louisville, KY 40202. Founded in 1919, Baird is an employee-owned, international financial services firm. Baird provides private wealth management, asset management, investment banking, capital markets and private equity services to clients through its offices in the United States, Europe and Asia.

Virtus Fund Services, LLC (“Virtus Fund Services”) serves as administrator of DPG. The address of Virtus Fund Services is One Financial Plaza, Hartford, CT 06103. Virtus Fund Services is an indirect, wholly-owned subsidiary of Virtus and acts as administrator and/or transfer agent to registered investment companies, including DPG.

Shareholders. The following table shows shares of common stock of the Funds as to which each director and director nominee, and all directors and executive officers of the Funds as a group, had or shared power over voting or disposition at October 31, 2022. The directors, director nominees and executive officers of the Funds owned no shares of preferred stock of any of the Funds. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of each Fund.

	Shares of DNP common stock	Shares of DPG common stock	Shares of DTF common stock
Donald C. Burke(1)	6,783	2,600	1,000
Mareilé B. Cusack	0	0	0
Philip R. McLoughlin	13,765	5,237	1,836
Geraldine M. McNamara(1)	16,419	5,352	3,700
Eileen A. Moran	12,088	6,799	4,948
David J. Vitale(2)	29,406	11,000	0
Directors and executive officers as a group(1)(2)(3)	98,743	46,260	13,943

(1)

Mr. Burke had shared power to vote and/or dispose of 6,783 of the DNP shares, 2,600 of the DPG shares and 1,000 of the DTF shares listed as owned by him. Ms. McNamara had shared power to vote and/or dispose of 11,199 of the DNP shares, 5,352 of the DPG shares and 3,700 of the DTF shares listed as owned by her. Mr. Vitale had shared power to vote and/or dispose of 28,281 of the DNP shares and 6,000 of the DPG shares listed as owned by him. The directors and executive officers, in the aggregate, had shared power to vote and/or dispose of 48,050 of the DNP shares, 16,024 of the DPG shares and 6,619 of the DTF shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Vitale disclaims beneficial ownership of 28,281 of the DNP shares and 6,000 of the DPG shares listed as owned by him. The directors and executive officers, in the aggregate, disclaim beneficial ownership of 28,281 of the DNP shares, 6,000 of the DPG shares and 0 of the DTF shares listed as owned by the directors and executive officers as a group.

(3)	The group of directors (including nominees) and executive officers consists of 13, 14 and 15 individuals for DNP, DPG and DTF, respectively.

To the Funds’ knowledge, as of the date of this proxy statement, the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “1934 Act”)) who beneficially own more than 5% of any class of any Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the persons identified in the following table. Except as otherwise indicated, the information in this table is based on information provided in Schedule 13D and 13G filings made with the Securities and Exchange Commission by each of the persons listed.

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
DNP	Metropolitan Life Insurance Company (“MLIC”) and certain affiliated entities advised by MLIC or MetLife Investment Management, LLC(1)	Preferred stock	908	43.86%
	10 Park Avenue, Morristown, New Jersey 07962

	MetLife Reinsurance Company of Charleston (“MRCC”) 1095 Avenue of the Americas, New York, New York 10036

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
	Metropolitan Tower Life Insurance Company 200 Park Avenue, New York, New York 10166 (“MTLIC”)

DNP	American International Group Inc. (“AIG”) and certain entities advised by AIG Asset Management (U.S.), LLC (“AAM”)(2)	Preferred stock	660	31.88%
	2929 Allen Parkway, Houston, Texas 77019

	American General Life Insurance Company (“AGLIC”) 2727-A Allen Parkway, Houston, Texas 77019

	The United States Life Insurance Company in the City of New York (“USLIC”) 2727-A Allen Parkway, Houston, Texas 77019

	The Variable Annuity Life Insurance Company (“VALIC”) 2929 Allen Parkway, Houston, Texas 77019
DNP	Voya Financial, Inc. (“Voya Financial”) and an entity advised by Voya Investment Management, LLC (“VIM”)(3)	Preferred stock	380	18.36%
	5780 Powers Ferry Road, NW, Atlanta, Georgia 30327

	Voya Retirement Insurance and Annuity Company (“VRIAC”) One Orange Way, Windsor, Connecticut 06095

	Corporate Solutions Life Reinsurance Co. (“CSLR”) 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380
DPG	Metropolitan Life Insurance Company and certain affiliated entities advised by MLIC or MetLife Investment Advisors, LLC(4)	Preferred stock	1,360,000	85.00%

	10 Park Avenue, Morristown, New Jersey 07962

	MetLife Insurance K.K. (“MLIKK”) 4-1-3, Tahei, Sumida-ku, Tokyo, 130-0012 Japan

	Metropolitan Tower Life Insurance Company (“MTLIC”) 1095 Avenue of the Americas, New York, New York 10036

DPG	Brighthouse Financial, Inc.(5) 11225 North Community House Road, Charlotte, North Carolina 28277	Preferred stock	240,000	15.00%

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
DTF	Karpus Management, Inc. (“Karpus Investment Management”)(6) 183 Sully’s Trail, Pittsford, New York 14534	Common stock	887,488	12.63%

DTF	RiverNorth Capital Management, LLC(7) 325 N. LaSalle Street, Ste. 645, Chicago, Illinois 60654	Common stock	263,178	3.74%

DTF	1607 Capital Partners, LLC(8) 13 S. 13th Street, Suite 400, Richmond, Virginia 23219	Common stock	610,222	8.68%

DTF	JPMorgan Chase Bank, National Association (“JPM”)(9) 1111 Polaris Parkway, Columbus, OH 43240	Preferred stock	400	100.00%

(1)

Based on information provided by or on behalf of such entities, (i) MLIC, MRCC and MTLIC, respectively, have sole voting and dispositive power over 643, 200 and 65 of the shares listed (representing, respectively, 31.06%, 9.66% and 3.14% of the class) and (ii) each such entity disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (i) of this note.

(2)

Based on information provided by or on behalf of the following entities as well as information derived from a Form 4 filed on March 1, 2019 and a Schedule 13G/A filed by AIG on May 3, 2021, (i) AAM has shared voting and dispositive power over 660 of the shares listed (representing 31.88% of the class), (ii) AGLIC, USLIC and VALIC, respectively, have shared voting and dispositive power over 640, 10 and 10 of the shares listed (representing, respectively, 30.92%, 0.48% and 0.48% of the class) and (iii) each of AGLIC, USLIC and VALIC disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (ii) of this note.

(3)

Based on a Schedule 13G filed by Voya Financial on October 14, 2016 and information provided by or on behalf of the following entities, (i) VRIC and CSLR respectively held 290 and 90 of the shares listed (representing, respectively, 14.01% and 4.35% of the class), and (ii) VIM, VRIAC and CSLR have shared voting and dispositive power over the shares listed.

(4)

Based on information provided by or on behalf of such entities, (i) MLIC, MLIKK and MTLIC, respectively, have sole voting and dispositive power over 628,000, 592,000 and 140,000 of the shares listed (representing, respectively, 39.25%, 37.00% and 8.75% of the class) and (ii) each such entity disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (i) of this note.

(5)

Based on publicly available information and information provided by or on behalf of Brighthouse Financial, Inc. and its subsidiary, Brighthouse Life Insurance Company (formerly known as MetLife Insurance Company USA).

(6)

Based on a Schedule 13G/A filed by Karpus Investment Management, on June 10, 2022. In that filing, Karpus Investment Management stated that it has sole voting and dispositive power over all securities beneficially owned by it.

(7)

Based on a Schedule 13G/A filed by RiverNorth Capital Management, LLC, on February 15, 2022. In that filing, RiverNorth Capital Management, LLC stated that it has sole voting and dispositive power over all securities beneficially owned by it.

(8)

Based on a Schedule 13G filed by 1607 Capital Partners, LLC, on February 14, 2022. In that filing, 1607 Capital Partners, LLC stated that it has sole voting and dispositive power over all securities beneficially owned by it.

(9)

Based on a Schedule 13G/A filed by JPM, on December 6, 2022 and information provided by or on behalf of JPM. In that filing, JPMorgan Chase Bank stated that voting and consent power over all securities owned by it has been assigned to a voting trust pursuant to a Voting Trust Agreement. That agreement, as amended, dated November 2, 2021 among JPM, Glass, Lewis & Co., LLC, as trustee (the “Voting Trustee”) and Glass, Lewis & Co., LLC as voting consultant (the “Voting Consultant”). The Voting Trust provides that with respect to voting or consent matters relating to the voting rights assigned to the Voting Trust, the Voting Consultant analyzes such voting or consent matters and makes a recommendation to the Voting Trustee on voting or consenting. The Voting Trustee is obligated to follow any such recommendations of the Voting Consultant when providing a vote or consent.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act imposes the filing requirements of Section 16 of the 1934 Act upon (i) the Funds’ directors and officers, (ii) the Funds’ investment adviser and certain of their affiliated persons and (iii) every person who is directly or indirectly the beneficial owner of more than 10% of any class of a Fund’s outstanding securities (other than short-term paper). Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, the Funds believe that during each Fund’s most recently completed fiscal year all such filing requirements were complied with, with the exception of a late Form 3 filing by each of the newly appointed portfolio managers of DTF, Ronald Schwartz and Dusty Self.

Report of the Audit Committee. The Funds’ independent directors comprise the audit committee of each Fund and act under a written charter which sets forth the audit committee’s responsibilities. A copy of the audit committee charter is available on each Fund’s website at www.dpimc.com/dnp, www.dpimc.com/dpg and www.dpimc.com/dtf and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of each Fund’s 2022 audited financial statements, the audit committee: (1) reviewed and discussed each Fund’s 2022 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (4) discussed with the independent accountant its independence from each Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that each Fund’s audited financial statements be included in the Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee

Donald C. Burke (Chairman)

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

David J. Vitale

Independent Registered Public Accounting Firm. The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of each Fund’s independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP (“Ernst & Young”) has been selected as independent registered public accounting firm of each Fund to perform the audit of the financial books and records of the Funds for the fiscal year ending October 31, 2023. A representative of Ernst & Young is expected to be present at the joint annual meeting of shareholders and will be available to respond to appropriate questions and will have an opportunity to make a statement if the representative so desires.

Pre-Approval of Audit and Non-Audit Services. Each Fund is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, each Fund’s audit committee is required to pre-approve the audit and non-audit services performed by the independent accountant in order to assure that they do not impair the independent accountant’s independence from the Fund. Accordingly, each Fund’s audit committee has adopted a joint audit and non-audit services pre-approval policy (the “Joint Audit Committee Pre-Approval Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent accountant may be pre-approved. Each engagement of an independent accountant to render audit or non-audit services to a Fund must be either (i) a specific service pre-approved by the Fund’s audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) come within the scope of a general pre-approval granted under the Joint Audit Committee Pre-Approval Policy. As provided in the Joint Audit Committee Pre-Approval Policy, unless a type of service has received general pre-approval (i.e., the proposed services are pre-approved without consideration of specific case-by-case services by the audit committee), then the service will require specific pre-approval by the audit committee if the proposed service is to be provided by the independent accountant. As provided in the Joint Audit Committee Pre-Approval Policy, any proposed services exceeding pre-approved cost levels or budgeted amounts require specific pre-approval by the audit committee. In deciding whether to grant pre-approval for such services, the audit committee, or the chairman of the audit committee acting under delegated authority, as the case may be, will consider whether such services are consistent with the SEC’s rules on auditor independence. Additionally, the audit committee, or the chairman of the audit committee acting under delegated authority, as the case may be, will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, after considering a number of factors as a whole, with no one factor being necessarily determinative.

Each Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to each Fund for each of the last two fiscal years for professional services rendered by Ernst & Young. For purposes of this table, to the extent the amount of a fee for a pre-approved service is known as of the date of this report, such fee amount has been allocated to the fiscal year to which the applicable service relates, even in cases where the applicable Fund has not yet been billed for such service.

	DNP
	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
Audit Fees(1)	$104,015	$109,500
Audit-Related Fees(2)(6)	0	0
Tax Fees(3)(6)	20,945	26,300
All Other Fees(4)(6)	0	0
Aggregate Non-Audit Fees(5)(6)	20,945	26,300

	DPG
	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
Audit Fees(1)	$57,780	$54,000
Audit-Related Fees(2)(6)	0	0
Tax Fees(3)(6)	6,955	6,500
All Other Fees(4)(6)	0	0
Aggregate Non-Audit Fees(5)(6)	6,955	6,500

	DTF
	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
Audit Fees(1)	$57,780	$54,000
Audit-Related Fees(2)(6)	0	0
Tax Fees(3)(6)	8,805	8,350
All Other Fees(4)(6)	0	0
Aggregate Non-Audit Fees(5)(6)	8,805	8,350

(1)

Audit Fees are fees billed for professional services rendered by each Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. For DNP, for the fiscal year ended 2022, such fees included $35,000 for services rendered in connection with the registrant’s registration statement for its public offering. For the fiscal year ended 2021 such fees included $45,000 for services rendered in connection with the registrant’s registration statement for its public offering and $15,000 and $5,000 for non-recurring audit fees and its registration statement related to the merger of Duff & Phelps Utility and Corporate Bond Trust with and into DNP.

(2)

Audit-Related Fees are fees billed for assurance and related services by each Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by each Fund’s principal accountant for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the annual federal and state income tax returns and excise tax returns for DNP and DTF. In the case of DPG, such services consisted of review of the Fund’s annual federal and excise tax returns and preparation and analysis of state income tax returns.

(4)

All Other Fees are fees billed for products and services provided by each Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)

Aggregate Non-Audit Fees are non-audit fees billed by each Fund’s accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by each Fund’s accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Communications with the Board by Shareholders and Other Interested Persons. The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual directors in care of the Secretary of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. All such communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is purely ministerial in nature. Each of the Funds’ directors is encouraged to attend the annual meeting of shareholders. All of the individuals who were directors of the Funds at the time of the March 7, 2022 joint annual meeting of the shareholders of the Funds were in attendance at that meeting.

Shareholder Proposals and Nominations. In order for any shareholder proposal or director nomination to be considered for inclusion in any Fund’s proxy statement and form of proxy for the 2024 annual meeting of shareholders, such proposal or nomination must be received by the Secretary of the Fund no later than September 15, 2023. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2024 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by November 29, 2023. Any notice of a shareholder proposal or director nomination must conform to the requirements in the Fund’s bylaws. Copies of the bylaws of any of the Funds may be requested from the Secretary of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, postal mail or electronic mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. The Funds will bear the cost of the annual meeting and this proxy solicitation. Total costs for the annual meeting and proxy solicitation, including printing and mailing proxy materials, are estimated at $260,000, and will be charged to the respective Funds based on their proportion of shareholder accounts except where another alternative allocation methodology is deemed more appropriate. The Funds do not currently intend to retain any third-party solicitor to contact shareholders regarding this proxy solicitation or to incur any expenses for such a third-party solicitation.

Further Information About Voting and the Annual Meeting. A majority of the outstanding shares of each Fund entitled to vote at the annual shareholder meeting shall constitute a quorum for purposes of conducting business of the Fund.

The Board has fixed the close of business on December 9, 2022 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the annual meeting. Shareholders of a Fund on that date will be entitled to one vote on each matter to be voted on for each share held.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

The annual meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a shareholder of the Funds as of the close of business on the record date, or if you hold a valid proxy for the annual meeting. No physical meeting will be held.

You will be able to attend the annual meeting online and submit your questions during the meeting by visiting https://meetnow.global/MWCCUZ6. You also will be able to vote your shares online by attending the annual meeting by webcast.

To participate in the annual meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you are a registered shareholder, you do not need to register to attend the annual meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance in order to attend the meeting. To register to attend the annual meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, 5 business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your legal proxy. Requests for registration should be directed to us by emailing an image of your legal proxy, to shareholdermeetings@computershare.com.

The online meeting will begin promptly at 1 p.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined in this proxy statement.

The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416 or 1-781-575-2748.

All shares represented by properly executed proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the annual meeting, your shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted “FOR ALL” of the nominees for director, in accordance with the recommendation of the Board.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the annual meeting or by virtually attending and voting at the annual meeting. Merely virtually attending the annual meeting, however, will not revoke a previously submitted proxy.

Annual Report. Each Fund will provide without charge to any shareholder who so requests, a copy of the Fund’s annual report for the Fund’s most recently completed fiscal year. The annual reports for DNP and DTF are available by calling Baird toll-free at (833) 604-3163 and are also available on each such Fund’s web site at www.dpimc.com/dnp and www.dpimc.com/dtf. The annual report for DPG is available by calling Virtus Fund Services toll-free at (866) 270-7598 and is also available on DPG’s web site at www.dpimc.com/dpg.

General. A list of shareholders of each Fund entitled to be present and vote at the annual meeting will be available at the offices of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum of shareholders of any of the Funds to be present at the annual meeting will necessitate adjournment of the meeting with respect to those Funds and will give rise to additional expense.

EVERY SHAREHOLDER VOTE IS IMPORTANT. WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

January 13, 2023

PO Box 43131 Providence, RI 02940-3131 IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.
Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.
Important Notice Regarding the Availability of Proxy Materials for the DNP Select Income Fund Inc. Shareholders Meeting to be held virtually on March 6, 2023.
As a shareholder, it is important for you to vote! On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting. This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Joint Proxy Statement for the Meeting and Form of Proxy are available at: https://www.proxy-direct.com/dnp-33055 If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than February 23, 2023, to facilitate timely delivery. The Meeting of Shareholders of DNP Select Income Fund Inc. will be held virtually at the following website: meetnow.global/MWCCUZ6 on March 6, 2023, at 1:00 p.m., Eastern Time. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this notice. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.
ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS
EASY ONLINE ACCESS – REQUEST BY INTERNET Log on to the Internet and go to: https://www.proxy-direct.com/dnp-33055
On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website. TELEPHONE REQUESTS - CALL 1-877-816-5331 Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages. E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.
- Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials.
- If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.
PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN FEBRUARY 23, 2023, TO FACILITATE TIMELY DELIVERY.
DNP_33055_NA_122722

Your Fund Holdings: FUND DNP SELECT INCOME FUND INC. The following matters will be considered at the Meeting: 1a.    Election of Directors. The Board of Directors unanimously recommends that shareholders vote “FOR” the nominees to the Board of Directors identified in the Proxy Statement. Please refer to the Proxy Materials for further details on the proposal.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement? Your fund has elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis. How do I access the materials, set my preference for future shareholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings. When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope. If I request printed proxy materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request. DNP_33055_NA_122722

PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: meetnow.global/MWCCUZ6 on March 6, 2023 at 1:00 p.m., Eastern Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY DNP SELECT INCOME FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2023 COMMON STOCK PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. Jennifer S. Fromm, Kathleen L. Hegyi, Alan M. Meder, and Daniel J. Petrisko or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MWCCUZ6 March 6, 2023, at 1:00 p.m., Eastern Time, and at any adjournment of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐ DNP_33055_122722 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx                code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 6, 2023. The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/dnp-33055 Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the election of the directors and in the discretion of the proxies upon such other business as may properly come before the meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X A Proposal    The Board of Directors recommends a vote “FOR” the nominees listed. 1a. Election of Directors: FOR                WITHHOLD 01.    Mareilé B. Cusack 02. David J. Vitale B Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code     xxxxxxxxxxxxxx                DNP1 33055                xxxxxxxx

PO Box 43131 Providence, RI 02940-3131 IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions. Important Notice Regarding the Availability of Proxy Materials for the DNP Select Income Fund Inc. Shareholders Meeting to be held virtually on March 6, 2023. As a shareholder, it is important for you to vote! On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting. This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Joint Proxy Statement for the Meeting and Form of Proxy are available at: https://www.proxy-direct.com/dnp-33055 If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than February 23, 2023, to facilitate timely delivery. The Meeting of Shareholders of DNP Select Income Fund Inc. will be held virtually at the following website: meetnow.global/MWCCUZ6 on March 6, 2023, at 1:00 p.m., Eastern Time. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this notice. ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS EASY ONLINE ACCESS – REQUEST BY INTERNET Log on to the Internet and go to: https://www.proxy-direct.com/dnp-33055 On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website. TELEPHONE REQUESTS - CALL 1-877-816-5331 Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages. E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences. - Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials. - If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address. PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN FEBRUARY 23, 2023, TO FACILITATE TIMELY DELIVERY. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. DNP_33055_NA_122722_Pref

Your Fund Holdings: FUND DNP SELECT INCOME FUND INC. The following matters will be considered at the Meeting: 1b.    Election of Director. The Board of Directors unanimously recommends that shareholders vote “FOR” the nominee to the Board of Directors identified in the Proxy Statement. Please refer to the Proxy Materials for further details on the proposal. Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement? Your fund has elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis. How do I access the materials, set my preference for future shareholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings. When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope. If I request printed proxy materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request. DNP_33055_NA_122722_Pref YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY DNP SELECT INCOME FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2023 PREFERRED STOCK PROXY SOLICITED BY MANAGEMENT FROM PREFERRED SHAREHOLDERS. VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: meetnow.global/MWCCUZ6 on March 6, 2023 at 1:00 p.m., Eastern Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Jennifer S. Fromm, Kathleen L. Hegyi, Alan M. Meder, and Daniel J. Petrisko or any of them, each with full power of substitution, are authorized to vote all shares of preferred stock of DNP Select Income Fund Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MWCCUZ6 March 6, 2023, at 1:00 p.m., Eastern Time, and at any adjournment of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. :=¨ DNP_33055_121922_Pref PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 6, 2023. The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/dnp-33055 Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the election of the director and in the discretion of the proxies upon such other business as may properly come before the meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal The Board of Directors recommends a vote “FOR” the nominee listed. 1b. Election of Director: FOR WITHHOLD 01. Geraldine M. McNamara B Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DNP2 33055 xxxxxxxx

Duff & Phelps Utility and Infrastructure Fund Inc.

PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
meetnow.global/MWCCUZ6
on March 6, 2023 at
1:00 p.m., Eastern Time.
To Participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card.

Please detach at perforation before mailing.

PROXY

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 6, 2023

COMMON STOCK

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. Jennifer S. Fromm, Kathleen L. Hegyi, Alan M. Meder, and Daniel J. Petrisko or any of them, each with full power of substitution, are authorized to vote all shares of common stock of Duff & Phelps Utility and Infrastructure Fund Inc. (the "Fund") owned by the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MWCCUZ6 March 6, 2023, at 1:00 p.m., Eastern Time, and at any adjournment of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. They shall vote in accordance with the instructions set forth on the reverse side hereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DPG_33054_122722
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 6, 2023.
The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/dpg-33054

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the election of the directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal **The Board of Directors recommends a vote "FOR" the nominees listed.**

1c. Election of Directors:

	FOR	WITHHOLD
01. Mareilé B. Cusack	☐	☐
02. David J. Vitale	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx DPG1 33054 xxxxxxxx

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: meetnow.global/MWCCUZ6 on March 6, 2023 at 1:00 p.m., Eastern Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2023 PREFERRED STOCK PROXY SOLICITED BY MANAGEMENT FROM PREFERRED SHAREHOLDERS. Jennifer S. Fromm, Kathleen L. Hegyi, Alan M. Meder, and Daniel J. Petrisko or any of them, each with full power of substitution, are authorized to vote all shares of preferred stock of Duff & Phelps Utility and Infrastructure Fund Inc. (the “Fund”) owned by the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MWCCUZ6 March 6, 2023, at 1:00 p.m., Eastern Time, and at any adjournment of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. They shall vote in accordance with the instructions set forth on the reverse side hereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐ DPG_33054_122722_Pref PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx                code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 6, 2023. The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/dpg-33054

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the election of the directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals The Board of Directors recommends a vote "FOR" the nominees listed.

1c. Election of Directors:

		FOR	WITHHOLD
01.	Mareilé B. Cusack	☐	☐
02.	David J. Vitale	☐	☐

1d. Election of Director:

		FOR	WITHHOLD
01.	Geraldine M. McNamara	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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DTF Important TAX-FREE Notice of Availability INCOME of Proxy Materials 2028 for TERM the Shareholder FUND Meeting INC. of To Be Held Virtually On March 6, 2023 at 1:00 p.m., Eastern Time at the following website: https://meetnow.global/MWCCUZ6 ACCOUNT NUMBER CONTROL NUMBER COMPANY NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 02/24/23. Please visit http://www.astproxyportal.com/ast/14676, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. AT THE VIRTUAL MEETING: You may vote your shares at the following website: https://meetnow.global/MWCCUZ6 TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1e. Election of Directors: NOMINEES: Mareilé B. Cusack David J. Vitale Please note that you cannot use this notice to vote.

ANNUAL MEETING OF SHAREHOLDERS OF DTF TAX-FREE INCOME 2028 TERM FUND INC. March 6, 2023 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/14676 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20200000000000000000 6 030623 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X NOMINEES: FOR ALL NOMINEES O O Mareilé B. Cusack David J. Vitale WITHHOLD FOR ALL NOMINEES AUTHORITY FOR (See instructions below) ALL EXCEPT 2. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof. Shareholders of record at the close of business on December 9, 2022 are entitled to vote at the meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on March 6, 2023. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF DTF TAX-FREE INCOME 2028 TERM FUND INC. March 6, 2023 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. AT THE VIRTUAL MEETING - You may vote your shares at the following website: https://meetnow.global/MWCCUZ6 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/14676 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20200000000000000000 6 030623 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1e. Election of Directors: O Mareilé B. Cusack O David J. Vitale 2. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof. Shareholders of record at the close of business on December 9, 2022 are entitled to vote at the meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on March 6, 2023. NOMINEES: TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DTF TAX-FREE INCOME 2028 TERM FUND INC. 1 PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS FOR MEETING TO BE HELD ON MARCH 6, 2023 Jennifer S. Fromm, Kathleen L. Hegyi, Alan M. Meder and Daniel J. Petrisko or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DTF Tax-Free Income 2028 Term Fund Inc. owned by the undersigned at the meeting of shareholders to be held March 6, 2023, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof. If no specific instructions are provided, this proxy will be voted “FOR” the election of the director and in the discretion of the proxies upon such other business as may properly come before the meeting. (Continued and to be signed and dated on the reverse side.) COMMENTS: 1.1 14475

DUFF & PHELPS DTF TAX-FREE INCOME 2028 TERM FUND INC. PO Box 43131 Providence, RI 02940-3131 IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. Shareholder Meeting Notice - THIS IS NOT A PROXY - Please read carefully for voting instructions. Important Notice Regarding the Availability of Proxy Materials for the DTF Tax-Free Income 2028 Term Fund Inc. Shareholders Meeting to be held virtually on March 6, 2023. As a shareholder, it is important for you to vote! On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting. This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Joint Proxy Statement for the Meeting and Form of Proxy are available at: https://www.proxy-direct.com/dnp-33055 If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than February 23, 2023, to facilitate timely delivery. The Meeting of Shareholders of DTF Tax-Free Income 2028 Term Fund Inc. will be held virtually at the following website: meetnow.global/MWCCUZ6 on March 6, 2023, at 1:00 p.m., Eastern Time. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this notice. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS EASY ONLINE ACCESS - REQUEST BY INTERNET Log on to the Internet and go to: https://www.proxy-direct.com/dnp-33055 On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website. TELEPHONE REQUESTS - CALL 1-877-816-5331 Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages. E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences. - Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials. - If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address. PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN FEBRUARY 23, 2023, TO FACILITATE TIMELY DELIVERY. DTF_33055_NA_122722_Pref

Your Fund Holdings: FUND DTF TAX-FREE INCOME 2028 TERM FUND INC. The following matters will be considered at the Meeting: 1e. Election of Directors. 1f. Election of Director. The Board of Directors unanimously recommends that shareholders vote “FOR” the nominees to the Board of Directors identified in the Proxy Statement. Please refer to the Proxy Materials for further details on the proposal. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement? Your fund has elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis. How do I access the materials, set my preference for future shareholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings. When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope. If I request printed proxy materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request. DTF_33055_N A_122722_Pref

DUFF & PHELPS
DTF Tax-Free Income 2028 Term Fund Inc.

PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
meetnow.global/MWCCUZ6
on March 6, 2023 at
1:00 p.m., Eastern Time.
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY

DTF TAX-FREE INCOME 2028 TERM FUND INC.
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 6, 2023

PREFERRED STOCK

PROXY SOLICITED BY MANAGEMENT FROM PREFERRED SHAREHOLDERS. Jennifer S. Fromm, Kathleen L. Hegyi, Alan M. Meder, and Daniel J. Petrisko or any of them, each with full power of substitution, are authorized to vote all shares of preferred stock of DTF Tax-Free Income 2028 Term Fund Inc. (the "Fund") owned by the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MWCCUZ6 March 6, 2023, at 1:00 p.m., Eastern Time, and at any adjournment of the meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. They shall vote in accordance with the instructions set forth on the reverse side hereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DTF_33055_122722_Pref
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 6, 2023.
The Notice of Meeting, Joint Proxy Statement and Proxy Card are available at:
https://www.proxy-direct.com/dnp-33055

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the election of the directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal **The Board of Directors recommends a vote "FOR" the nominees listed.**

1e. Election of Directors:

		FOR	WITHHOLD
01.	Mareilé B. Cusack	☐	☐
02.	David J. Vitale	☐	☐

1f. Election of Director:

		FOR	WITHHOLD
01.	Geraldine M. McNamara	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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